Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions
19.	RELATED PARTY TRANSACTIONS

The current portion of amounts due from/to related parties mainly represents amounts in connection with services provided by the Group to its equity method investees, which arose in the ordinary course of business.

The non-current portion of amounts due from related parties mainly represents the borrowings provided by the Group to a noncontrolling shareholder of an acquired subsidiary, which were unsecured and repayable on contract terms, and arose in the ordinary course of business.

The non-current portion of amounts due to related parties mainly represents unsecured and interest free loans provided by a noncontrolling shareholder of an acquired subsidiary to the Group, which arose in the ordinary course of business.